UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 8, 2007

IOMED, Inc.
(Exact name of registrant as specified in its charter)

Utah	1-14059	87-0441272
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification No.)

2441 South 3850 West, Salt Lake City, Utah		84120
(Address of principal executive offices)		(Zip Code)

(801) 975-1191
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events.

On August 8, 2007, Iomed, Inc. issued a press release announcing that its proposed merger with ReAble Therapeutics, Inc. had been approved at a special shareholder meeting held on August 8, 2007.  A copy of the press release is filed herewith as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01               Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description
99.1	Press Release dated August 8, 2007

DATED: August 8, 2007	Iomed, Inc.

	By:	/s/ Robert J. Lollini
Robert J. Lollini
President and Chief Executive Officer